Goodwill and Other Intangible Assets	9 Months Ended
Sep. 30, 2015
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

Note 4. Goodwill and Other Intangible Assets

Goodwill

Changes in the carrying amount of the Company's goodwill for the nine months ended September 30, 2015, were as follows:

U.S. $ in millions
Goodwill as of December 31, 2014	$1,323.5
Goodwill impairment charges	(845.9)
Goodwill acquired	5.4
Translation differences	(1.8)
Goodwill as of September 30, 2015	$481.2

Goodwill  Impairment

The Company reviews goodwill for impairment annually and whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable. During the third quarter of 2015, the Company determined that certain indicators of potential impairment that required an interim goodwill impairment analysis for all of its reporting units existed as of September 30, 2015. These indicators included a further significant decline in the Company's market capitalization for a sustained period and weaker than expected operating results of its reporting units for the third quarter of 2015, which resulted in changes to the Company's near-term cash flows projections. The changes in the near-term cash flows projections reflect the increased uncertainty in the 3D printing environment. Accordingly, the Company performed a quantitative two-step assessment for goodwill impairment for each of its reporting units.

As part of the first step of the two-step impairment test, the Company compared the fair value of each of its reporting unit to its carrying value and determined that the carrying amount of its reporting units exceeds its fair values. The Company estimated the fair value of each of its reporting units by using an income approach based on discounted cash flows, which utilized Level 3 measures that represent unobservable inputs into the Company's valuation method. The assumptions used to estimate the fair value of the Company's reporting units were based on expected future cash flows and an estimated terminal value using a terminal year growth rate based on the growth prospects for each reporting unit. The Company used an applicable discount rate for each of its reporting units which reflected the associated specific risks for each reporting unit's future cash flows. The Company also tested the reasonableness of the estimated fair values of its reporting units by comparing the indicative valuation multiples of the reporting units to their relevant peer companies.

As part of the second step of the two-step impairment test, the Company performed a preliminary calculation for the implied fair value of goodwill of its reporting units.

The preliminary second step of the goodwill impairment test is incomplete, due to the significant amount of work required to calculate the implied fair value of goodwill and due to the timing of the identification of the interim impairment indicators. The significant items in the step-two test that are incomplete include, but are not limited to, the valuation of certain intangible assets. The Company expects to finalize the measurement of its implied goodwill impairment charge during the fourth quarter of 2015.

Stratasys-Objet Reporting Unit

The Company updated its cash flow projections and related assumptions based on the indicators set forth above, for the Stratasys-Objet reporting unit and performed a preliminary two-step goodwill impairment test.

The updated Stratasys-Objet reporting unit's impairment analysis performed as part of the preliminary step two of the goodwill impairment test determined that the carrying amount of goodwill assigned to the Stratasys-Objet reporting unit exceeded its implied fair value. As a result, the Company recorded a non-tax-deductible impairment charge of $475.6 million, in order to reduce the carrying amount of goodwill to its implied fair value.

When evaluating the fair value of Stratasys-Objet reporting unit the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for the five-year period following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.3% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 12.0% based on management's best estimate of the after-tax weighted average cost of capital.

A decrease in the terminal year growth rate of 1% or an increase of 1% to the discount rate would reduce the fair value of Stratasys-Objet reporting unit by approximately $104 million and $161 million, respectively.

Based on the Company's assessment as of September 30, 2015, the remaining carrying value of the Stratasys-Objet reporting unit's goodwill was $446 million.

MakerBot Reporting Unit

For the MakerBot reporting unit, for which the Company previously recorded a non-tax-deductible impairment charges of $102.5 million and $150.4 million in 2014 and the first quarter of 2015, respectively, the Company updated its cash flow projections and related assumptions based on the indicators set forth above and performed a preliminary two-step goodwill impairment test. The updated MakerBot reporting unit's impairment analysis performed as part of the preliminary step two of the goodwill impairment test determined that the carrying amount of goodwill assigned to the MakerBot reporting unit exceeded its implied fair value.  As a result, the Company recorded an additional non-tax-deductible impairment charge of $125.1 million, in order to reduce the carrying amount of goodwill to its implied fair value.

Key assumptions used to determine the estimated fair value include: (a) expected future cash flows (including sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.0% based on the growth prospects of the reporting unit; and (c) a discount rate of 13.5% based on the after-tax weighted average cost of capital, which reflects the associated risks of the MakerBot reporting unit's future cash flows.

SDM Reporting Unit

The Company updated its cash flow projections and related assumptions based on the indicators set forth above, for the SDM reporting unit and performed a preliminary two-step goodwill impairment test.

The updated SDM reporting unit's impairment analysis performed as part of the preliminary step two of the goodwill impairment test determined that the carrying amount of goodwill assigned to the SDM reporting unit exceeded its implied fair value. As a result, the Company recorded a tax-deductible impairment charge of $70.2 million, in order to reduce the carrying amount of goodwill to its implied fair value.

When evaluating the fair value of SDM reporting unit the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for the five-year period following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.3% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.0% based on management's best estimate of the after-tax weighted average cost of capital.

A decrease in the terminal year growth rate of 1% or an increase of 1% to the discount rate would reduce the fair value of SDM reporting unit by approximately $8.2 million and $5.4 million, respectively.

Based on the Company's assessment as of September 30, 2015, the remaining carrying value of the SDM reporting unit's goodwill was $35 million.

Solidscape Reporting Unit

The Company updated its cash flow projections and related assumptions based on the indicators set forth above, for its Solidscape reporting unit and performed a preliminary two-step goodwill impairment test.

The updated Solidscape reporting unit's impairment analysis performed as part of the preliminary step two of the goodwill impairment test determined that the carrying amount of goodwill assigned to Solidscape reporting unit exceeded its implied fair value. As a result, the Company recorded a non-tax-deductible impairment charge of $24.6 million, in order to reduce the carrying amount of goodwill to its implied fair value.

When evaluating the fair value of Solidscape reporting unit the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for the five-year period following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.3% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.5% based on management's best estimate of the after-tax weighted average cost of capital.

The Company will continue to monitor its reporting units to determine whether events and changes in circumstances such as significant adverse changes in business climate or operating results, further significant decline in the Company's share price, changes in management's business strategy or downward changes of the Company's cash flows projections, warrant further interim impairment testing.

Other Intangible Assets

Other intangible assets consisted of the following:

	September 30, 2015				December 31, 2014
	Gross		Accumulated	Net	Gross		Accumulated	Net
	Carrying	Accumulated	Impairment	Book	Carrying	Accumulated	Impairment	Book
	Amount	Amortization	Loss	Value	Amount	Amortization	Loss	Value
	U.S. $ in thousands
Developed technology	$512,502	$(149,041)	$(192,391)	$171,070	$512,402	$(109,816)	$(11,636)	$390,950
Patents	16,783	(9,552)	-	7,231	15,209	(8,136)	-	7,073
Trademarks and trade names	60,141	(13,556)	(17,577)	29,008	60,046	(9,519)	-	50,527
Customer relationships	151,098	(38,652)	(28,072)	84,374	148,338	(26,219)	-	122,119
Non-compete agreements	10,843	(5,504)	(143)	5,196	10,843	(3,952)	-	6,891
Capitalized software development costs	18,278	(15,105)	-	3,173	17,290	(14,423)	-	2,867
In process research and development	22,179	-	(12,846)	9,333	20,476	-	(3,000)	17,476
	$791,824	$(231,410)	$(251,029)	$309,385	$784,604	$(172,065)	$(14,636)	$597,903

Prior to conducting the interim quantitative assessment for goodwill impairment of the MakerBot reporting unit as of March 31, 2015, the Company evaluated the recoverability of the MakerBot reporting unit long-lived assets, including its purchased intangible assets due to a decrease of MakerBot product and service revenues in the first quarter of 2015 as compared to the fourth quarter of 2014 as well as lower forecasted profitability due to current trends in the 3D desktop market. The Company assessed the recoverability of the MakerBot reporting unit intangibles assets based on their projected undiscounted future cash flows expected to result from each intangible asset. Based on the results of the recoverability assessment, the Company determined that the carrying values of certain of the MakerBot reporting unit intangible assets exceeds their undiscounted cash flows projections and therefore were not recoverable and considered to be impaired. For those unrecoverable intangible assets, the Company recorded impairment charges of $43.2 million during the first quarter of 2015, in order to reduce the carrying amount of those intangible assets to their estimated fair value. Impairment charges of $29.8 million, related to developed technology intangible assets were classified as costs of sales and impairment charges of $13.4 million related customer relationships intangible assets were classified as selling, general and administrative expenses.

Prior to conducting the interim quantitative assessment for goodwill impairment of its reporting units as of September 30, 2015, the Company tested the recoverability of its reporting units' long-lived assets, including its purchased intangible assets. The Company concluded that the carrying amount of certain of its purchased intangible assets might not be recoverable due to certain indicators of impairment including weaker than expected operating results of its reporting units for the third quarter of 2015 and reorganization initiatives for the Company's operations.

The Company assessed the recoverability of its definite-life intangibles assets based on their projected undiscounted future cash flows expected to result from each intangible asset. Based on the results of the recoverability assessment, the Company determined that the carrying values of certain of its intangible assets exceeds their undiscounted cash flows projections and therefore were not recoverable and considered to be impaired. For those unrecoverable intangible assets, the Company recorded impairment charges of $183.4 million during the third quarter of 2015, in order to reduce the carrying amount of those intangible assets to their estimated fair value. Impairment charges of $151.0 million, related to developed technology intangible assets were classified as costs of sales and impairment charges of $32.4 million related customer relationships, trade names and non-compete agreements intangible assets were classified as selling, general and administrative expenses.

The Company assessed the recoverability of its indefinite-life intangibles assets based on their projected discounted future cash flows expected to result from each intangible asset, by using the probability-weighted cash flow approach. Based on the results of the recoverability assessment, the Company determined that the carrying value of certain of its indefinite-life intangible assets exceeds their fair values and therefore are not recoverable.

For those unrecoverable intangible assets, the Company recorded impairment charges of $9.8 million, related to its in-process research and development projects during the third quarter of 2015, in order to reduce the carrying amount of those intangible assets to their estimated fair value. Impairment charges related to in-process research and development projects are classified as research and development expenses.

The impairment charges were measured as the difference between the carrying amounts of those intangible assets and their fair values. The fair values of those intangible assets were determined under the income approach, which is based on a discounted cash flow model, which utilized Level 3 measures that represent updated revenue projections and profit margins over the expected remaining useful life of the asset, as well as the associated relevant risk factor added to the discount rate.

Amortization expense relating to intangible assets for the three-month periods ended September 30, 2015 and 2014 was approximately $18.8 million and $21.3 million, respectively.

Amortization expense relating to intangible assets for the nine-month periods ended September 30, 2015 and 2014 was approximately $59.3 million and $60.2 million, respectively.

As of September 30, 2015, the estimated amortization expense relating to intangible assets currently subject to amortization for each of the following periods were as follows:

U.S. $ in thousands
Remaining 3 months of 2015	15,767
2016	62,986
2017	62,420
2018	61,136
2019	48,624
Thereafter	49,119
Total	$300,052